UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2019

MEDTRONIC PUBLIC LIMITED COMPANY

(Exact name of Registrant as Specified in its Charter)

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices)

+353 1 438-1700

(Registrant’s telephone number, including area code):

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On March 4, 2019, Medtronic plc (the “Company”) announced an upsizing of its previously announced tender offers by its wholly-owned subsidiaries, Medtronic, Inc. (“Medtronic, Inc.”) and Covidien International Finance S.A. (“CIFSA”), for up to $1.9 billion combined aggregate purchase price (excluding accrued and unpaid interest to, but not including, the applicable settlement date and excluding fees and expenses related to the tender offers) of certain of Medtronic, Inc.’s and CIFSA’s outstanding debt securities (the “Maximum Tender Offer Notes”), increasing the aggregate maximum purchase price for the Maximum Tender Offer Notes from $1.9 billion to $3.7 billion and the series tender cap for CIFSA’s 6.550% Senior Notes due 2037, from $75.0 million to $90.0 million. The terms of the previously announced tender offers by Medtronic, Inc. and CIFSA for any and all of the $3.1 billion in aggregate principal amount of Medtronic, Inc.’s 2.500% Senior Notes due 2020 and CIFSA’s 4.20% Senior Notes due 2020 remained unchanged.

On March 6, 2019, the Company announced the early results and pricing of the tender offers. The tender offers are being made exclusively pursuant to an offer to purchase dated February 20, 2019, which sets forth the terms and conditions of the tender offers, subject to the increases in the aggregate maximum purchase price for the Maximum Tender Offer Notes and the series tender cap described above.

Copies of the Company’s press releases announcing the upsizing, early results and pricing are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1, 99.2 and 99.3 are for information purposes only and do not constitute an offer to purchase the notes.

Item 9.01.	Exhibits

(d)	List of Exhibits

Exhibit Number	Description

99.1	Press release of Medtronic plc regarding upsizing of maximum tender offers, dated March 4, 2019

99.2	Press release of Medtronic plc regarding early tender offer results, dated March 6, 2019

99.3	Press release of Medtronic plc regarding pricing of tender offer, dated March 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Karen L. Parkhill
Date: March 6, 2019		Karen L. Parkhill
Executive Vice President and Chief Financial Officer